Exhibit 99.1

News Release

Valspar Reports Fiscal 2013 Fourth Quarter and Full Year Results

•	Net sales increased 8% in the fourth quarter to a record $1.1 billion
•	Fourth quarter diluted EPS (as adjusted) of $0.97 increased 13% versus prior year
•	Strong performance in U.S. where fourth quarter net sales increased 12%, led by consumer paints, coil and wood product lines
•	Company expects fiscal 2014 sales growth of 7% to 9%
•	Fiscal 2014 diluted EPS (as adjusted) guidance of $3.95 to $4.15

MINNEAPOLIS – November 19, 2013 – The Valspar Corporation (NYSE: VAL) today reported results for the fourth quarter and fiscal year ended October 25, 2013. Fourth quarter 2013 net sales were $1.1 billion, up 8% versus the prior year. Reported net income and earnings per diluted share for the current and prior year include several nonrecurring items, which are detailed in the “Reconciliation of Non-GAAP Financial Measures” included in this release. Fourth quarter 2013 adjusted net income and earnings per diluted share, excluding these nonrecurring items, were $86 million and $0.97, respectively. Fourth quarter 2012 adjusted net income and earnings per diluted share were $80 million and $0.86, respectively

Fiscal year 2013 net sales were $4.1 billion, up 2% versus the prior year. Fiscal year 2013 adjusted net income and earnings per diluted share, excluding nonrecurring items, were $320 million and $3.54, respectively. Fiscal year 2012 adjusted net income and earnings per diluted share were $310 million and $3.28, respectively.

“The fourth quarter was a good finish to the year as growth in both sales and operating income improved from previous quarters. Sales growth was led by strong performance in our US Consumer, Wood and Coil product lines and by the acquisition of Inver,” said Gary E. Hendrickson, Chairman and Chief Executive Officer. “We saw the benefit of new business wins in all product lines. These wins were partially offset by weakness in certain end markets and international regions, as has been the case throughout 2013.”

Looking ahead to fiscal 2014, Hendrickson said, “We expect stronger sales and earnings growth through continued new business, benefits from acquisitions, a stable U.S. market and through our productivity initiatives. We estimate that total sales will increase seven to nine percent in Fiscal 2014 and adjusted annual EPS will be in the range of $3.95 to $4.15.”

Net sales in the Paints segment increased 13% to $449 million in the fourth quarter of 2013, primarily driven by strong growth in the U.S and new business wins. Adjusted earnings before interest and taxes (EBIT) increased 10% to $49 million. Paints segment adjusted EBIT margins decreased approximately 40 bps to 11.0% which reflects the continued investments in growth initiatives. For the year, Paints segment net sales increased 4% to $1.7 billion, driven by growth in the US and new business which was partially offset by weakness in international markets. Adjusted EBIT for the year increased 3% to $183 million and adjusted EBIT margins decreased by approximately 10 bps to 11.0%.

Net sales in the Coatings segment increased 5% to $602 million in the fourth quarter of 2013. Increased sales from the Inver acquisition and from the coil and wood product lines were partially offset by weakness in the general industrial product line. Coatings segment adjusted EBIT decreased 2% to $93 million, and EBIT margins decreased in the quarter by approximately 120 bps to 15.5%. For the year, Coatings segment sales increased by 2% to $2.2 billion, with growth in the packaging, coil and wood product lines being offset by weakness in the general industrial product line. Coatings segment adjusted EBIT for the year decreased 2% to $352 million, and EBIT margins decreased by approximately 50 bps to 15.9%.

The company reported fiscal 2013 free cash flow (defined as operating cash flow less capital expenditures and dividends) of $201 million. Share repurchases during fiscal 2013 totaled $378 million, representing 5.9M shares, and diluted shares outstanding declined 4%.

An earnings conference call is scheduled for 11:00 a.m. Eastern Time (10:00 a.m. Central Time) today and will be webcast and accessible from the Investor Relations section of Valspar’s website at www.valsparglobal.com. Those unable to participate during the live broadcast can access an archive of the call on the Valspar website. An audio replay of the call will be available from 12:30 p.m. Central Time, Tuesday, November 19th through midnight, Tuesday, December 3rd by dialing +1 800-475-6701 from within the U.S. or +1 (320) 365-3844 from outside of the U.S., using access code 306665.

Investor and Media Contact:

Tyler Treat

612.851.7358

ttreat@valspar.com

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About The Valspar Corporation

The Valspar Corporation (NYSE: VAL) is a global leader in the paint and coatings industry. Since 1806, Valspar has been dedicated to bringing customers the latest innovations, the finest quality and the best customer service in the coatings industry. For more information, visit www.valsparglobal.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are based on management’s current expectations, estimates, assumptions and beliefs about future events, conditions and financial performance. Forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside our control and could cause actual results to differ materially from such statements. Any statement that is not historical in nature is a forward-looking statement. We may identify forward-looking statements with words and phrases such as “expects,” “projects,” “estimates,” “anticipates,” “believes,” “could,” “may,” “will,” “plans to,” “intend,” “should” and similar expressions.  These risks, uncertainties and other factors include, but are not limited to, deterioration in general economic conditions, both domestic and international, that may adversely affect our business; fluctuations in availability and prices of raw materials, including raw material shortages and other supply chain disruptions, and the inability to pass along or delays in passing along raw material cost increases to our customers; dependence of internal sales and earnings growth on business cycles affecting our customers and growth in the domestic and international coatings industry; market share loss to, and pricing or margin pressure from, larger competitors with greater financial resources; significant indebtedness that restricts the use of cash flow from operations for acquisitions and other investments; dependence on acquisitions for growth, and risks related to future acquisitions, including adverse changes in the results of acquired businesses, the assumption of unforeseen liabilities and disruptions resulting from the integration of acquisitions; risks and uncertainties associated with operations and achievement of profitable growth in developing markets, including Asia and Central and South America; loss of business with key customers; damage to our reputation and business resulting from product claims or recalls, litigation, customer perception and other matters; our ability to respond to technology changes and to protect our technology; changes in governmental regulation, including more stringent environmental, health and safety regulations; our reliance on the efforts of vendors, government agencies, utilities and other third parties to achieve adequate compliance and avoid disruption of our business; unusual weather conditions adversely affecting sales; changes in accounting policies and standards and taxation requirements such as new tax laws or revised tax law interpretations; the nature, cost and outcome of pending and future litigation and other legal proceedings; and civil unrest and the outbreak of war and other significant national and international events. We undertake no obligation to subsequently revise any forward-looking statement to reflect new information, events or circumstances after the date of such statement, except as required by law.

THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

For the Three Months and Years Ended October 25, 2013 and October 26, 2012

(Dollars in thousands, except per share amounts)

	Three Months Ended		Years Ended
	October 25,	October 26,	October 25,	October 26,
	2013	2012	2013	2012

Net Sales	$1,108,302	$1,024,284	$4,103,776	$4,020,851
Cost of Sales	738,401	676,059	2,723,289	2,650,948
Restructuring Charges - Cost of Sales	13,595	7,227	21,916	16,199
Acquisition-related Charges	513	—	513	—
Gross Profit	355,793	340,998	1,358,058	1,353,704
Research and Development	28,508	30,828	121,563	116,866
Selling, General and Administrative	202,487	189,414	727,825	744,922
Restructuring Charges	11,028	2,239	14,517	9,646
Acquisition-related Charges	971	—	1,729	—
Operating Expenses	242,994	222,481	865,634	871,434
Income From Operations	112,799	118,517	492,424	482,270
Interest Expense	16,897	16,045	64,758	67,604
Other (Income) Expense, Net	1,829	(1,346)	3,871	(2,558)
Income Before Income Taxes	94,073	103,818	423,795	417,224
Income Taxes	30,563	30,049	134,540	124,727
Net Income	$63,510	$73,769	$289,255	$292,497

Average Number of Shares O/S - basic	86,053,312	90,129,435	87,793,543	91,415,055
Average Number of Shares O/S - diluted	88,606,007	93,057,983	90,526,285	94,380,476

Net Income per Common Share - basic	$0.74	$0.82	$3.29	$3.20
Net Income per Common Share - diluted	$0.72	$0.79	$3.20	$3.10

THE VALSPAR CORPORATION

SEGMENT INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three Months and Years Ended October 25, 2013 and October 26, 2012

(Dollars in thousands)

	Three Months Ended			Years Ended
	October 25,	October 26,		October 25,		October 26,
	2013	2012		2013		2012

Coatings Segment
Net Sales	$602,340	$571,380		$2,209,492		$2,175,687
Earnings Before Interest and Taxes (EBIT)	76,284	95,138		329,886		356,428

Key Metrics (GAAP):
Sales Growth	5.4%	0.9%		1.6%		4.0%
EBIT, % of Net Sales	12.7%	16.7%		14.9%		16.4%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$93,293	$95,660		$351,620		$357,846
Adjusted EBIT, % of Net Sales	15.5%	16.7%		15.9%		16.4%

Paints Segment
Net Sales	$449,226	$396,155		$1,671,228		$1,604,599
EBIT	42,189	38,092		168,395		159,598

Key Metrics (GAAP):
Sales Growth	13.4%	(4.8%	)	4.2%		(0.5%	)
EBIT, % of Net Sales	9.4%	9.6%		10.1%		9.9%

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$49,465	$44,973		$183,348		$177,990
Adjusted EBIT, % of Net Sales	11.0%	11.4%		11.0%		11.1%

Other and Administrative
Net Sales	$56,736	$56,749		$223,056		$240,565
EBIT	(7,503)	(13,367)		(9,728)		(31,198)

Key Metrics (GAAP):
Sales Growth	(0.0% )	(12.4%	)	(7.3%	)	(3.1%	)
EBIT, % of Net Sales	(13.2% )	(23.6%	)	(4.4%	)	(13.0%	)

Key Metrics (non-GAAP)[1]:
Adjusted EBIT	$(5,681)	$(11,304)		$(7,740)		$(25,163)
Adjusted EBIT, % of Net Sales	(10.0% )	(19.9%	)	(3.5%	)	(10.5%	)

[1]	The information on this page includes non-GAAP financial measures. Please refer to the "RECONCILIATION OF NON-GAAP FINANCIAL MEASURES" included in this release for detailed information.

THE VALSPAR CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of October 25, 2013 and October 26, 2012

(Dollars in thousands)

	October 25,	October 26,
	2013	2012

Assets
Current Assets:
Cash and Cash Equivalents	$216,150	$253,327
Restricted Cash	3,550	19,907
Accounts and Notes Receivable, Net	771,396	681,099
Inventories	438,982	360,427
Deferred Income Taxes	41,855	42,083
Prepaid Expenses and Other	108,357	92,334
Total Current Assets	1,580,290	1,449,177
Goodwill	1,144,670	1,056,669
Intangibles, Net	608,990	550,106
Other Assets	48,810	14,738
Long-Term Deferred Income Taxes	9,274	5,178
Property, Plant & Equipment, Net	633,475	550,968
Total Assets	$4,025,509	$3,626,836

Liabilities and Stockholders' Equity
Current Liabilities:
Short-term Debt	$441,165	$94,441
Current Portion of Long-Term Debt	—	44,090
Trade Accounts Payable	618,787	502,967
Income Taxes	4,748	4,612
Other Accrued Liabilities	415,873	380,662
Total Current Liabilities	1,480,573	1,026,772
Long Term Debt, Net of Current Portion	1,037,392	1,012,578
Deferred Income Taxes	242,387	216,314
Other Long-Term Liabilities	142,607	147,649
Total Liabilities	2,902,959	2,403,313
Stockholders' Equity	1,122,550	1,223,523
Total Liabilities and Stockholders' Equity	$4,025,509	$3,626,836

THE VALSPAR CORPORATION

SELECTED INFORMATION (UNAUDITED AND SUBJECT TO RECLASSIFICATION)

For the Three Months and Years Ended October 25, 2013 and October 26, 2012

(Dollars in thousands)

	Three Months Ended		Years Ended
	October 25,	October 26,	October 25,	October 26,
	2013	2012	2013	2012

Depreciation and Amortization	$26,131	$25,088	$88,159	$93,704

Capital Expenditures	49,438	28,005	116,749	89,363

Dividends Paid	19,883	18,102	81,189	73,351

THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Three Months Ended October 25, 2013 and October 26, 2012

(Dollars in thousands, except per share amounts)

The following information provides reconciliations of non-GAAP financial measures from operations presented in the accompanying news release to the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). The company has provided non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the accompanying news release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for, or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the news release. The non-GAAP financial measures in the accompanying news release may differ from similar measures used by other companies. The following tables reconcile gross profit, operating expense, earning before interest and taxes (EBIT), net income, net income per common share - diluted, and diluted earnings per share (EPS) guidance for the periods presented (GAAP financial measures) to adjusted gross profit, adjusted operating expense, adjusted earning before interest and taxes (EBIT), adjusted net income, adjusted net income per common share - diluted, and adjusted diluted earnings per share (EPS) guidance (non-GAAP financial measures) for the periods presented.

	Three Months Ended		Three Months Ended
	October 25, 2013		October 26, 2012
	Dollars	% of Net Sales	Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$76,284	12.7%	$95,138	16.7%
Restructuring Charges - Cost of Sales	9,141	1.5%	524	0.1%
Acquisition-related Charges - Cost of Sales	513	0.1%	—	0.0%
Restructuring Charges - Operating Expense	6,384	1.1%	(2)	(0.0%)
Acquisition-related Charges - Operating Expense	971	0.2%	—	0.0%
Adjusted EBIT	$93,293	15.5%	$95,660	16.7%

Paints Segment
EBIT	$42,189	9.4%	$38,092	9.6%
Restructuring Charges - Cost of Sales	4,037	0.9%	4,726	1.2%
Restructuring Charges - Operating Expense	3,239	0.7%	2,155	0.5%
Adjusted EBIT	$49,465	11.0%	$44,973	11.4%

Other and Administrative
EBIT	$(7,503)	(13.2%)	$(13,367)	(23.6%)
Restructuring Charges - Cost of Sales	417	0.7%	1,977	3.5%
Restructuring Charges - Operating Expense	1,405	2.5%	86	0.2%
Adjusted EBIT	$(5,681)	(10.0%)	$(11,304)	(19.9%)

Total
Gross Profit	$355,793	32.1%	$340,998	33.3%
Restructuring Charges - Cost of Sales	13,595	1.2%	7,227	0.7%
Acquisition-related Charges - Cost of Sales	513	0.0%	—	0.0%
Adjusted Gross Profit	$369,901	33.4%	$348,225	34.0%

Operating Expenses	$242,994	21.9%	$222,481	21.7%
Restructuring Charges - Operating Expense	(11,028)	(1.0%)	(2,239)	(0.2%)
Acquisition-related Charges - Operating Expense	(971)	(0.1%)	—	0.0%
Adjusted Operating Expenses	$230,995	20.8%	$220,242	21.5%

EBIT	$110,970	10.0%	$119,863	11.7%
Restructuring Charges - Total	24,623	2.2%	9,466	0.9%
Acquisition-related Charges - Total	1,484	0.1%	—	0.0%
Adjusted EBIT	$137,077	12.4%	$129,329	12.6%

Net Income	$63,510		$73,769
After Tax Restructuring Charges - Total	20,826		6,163
After Tax Acquisition-related Charges - Total	1,325		—
Adjusted Net Income	$85,661		$79,932

Net Income per Common Share - diluted	$0.72		$0.79
Restructuring Charges - Total	0.24		0.07
Acquisition-related Charges - Total	0.01		—
Adjusted Net Income per Common Share - diluted	$0.97		$0.86

THE VALSPAR CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

For the Years Ended October 25, 2013 and October 26, 2012

(Dollars in thousands, except per share amounts)

	Twelve Months Ended		Twelve Months Ended
	October 25, 2013		October 26, 2012
	Dollars	% of Net Sales	Dollars	% of Net Sales

Coatings Segment
Earnings Before Interest and Taxes (EBIT)	$329,886	14.9%	$356,428	16.4%
Restructuring Charges - Cost of Sales	11,718	0.5%	1,070	0.0%
Acquisition-related Charges - Cost of Sales	513	0.0%	—	0.0%
Restructuring Charges - Operating Expense	7,774	0.4%	348	0.0%
Acquisition-related Charges - Operating Expense	1,729	0.1%	—	0.0%
Adjusted EBIT	$351,620	15.9%	$357,846	16.4%

Paints Segment
EBIT	$168,395	10.1%	$159,598	9.9%
Restructuring Charges - Cost of Sales	9,781	0.6%	10,589	0.7%
Restructuring Charges - Operating Expense	5,172	0.3%	7,803	0.5%
Adjusted EBIT	$183,348	11.0%	$177,990	11.1%

Other and Administrative
EBIT	$(9,728)	(4.4%)	$(31,198)	(13.0%)
Restructuring Charges - Cost of Sales	417	0.2%	4,540	1.9%
Restructuring Charges - Operating Expense	1,571	0.7%	1,495	0.6%
Adjusted EBIT	$(7,740)	(3.5%)	$(25,163)	(10.5%)

Total
Gross Profit	$1,358,058	33.1%	$1,353,704	33.7%
Restructuring Charges - Cost of Sales	21,916	0.5%	16,199	0.4%
Acquisition-related Charges - Cost of Sales	513	0.0%	—	0.0%
Adjusted Gross Profit	$1,380,487	33.6%	$1,369,903	34.1%

Operating Expenses	$865,634	21.1%	$871,434	21.7%
Restructuring Charges - Operating Expense	(14,517)	(0.4%)	(9,646)	(0.2%)
Acquisition-related Charges - Operating Expense	(1,729)	(0.0%)	—	0.0%
Adjusted Operating Expenses	$849,388	20.7%	$861,788	21.4%

EBIT	$488,553	11.9%	$484,828	12.1%
Restructuring Charges - Total	36,433	0.9%	25,845	0.6%
Acquisition-related Charges - Total	2,242	0.1%	—	0.0%
Adjusted EBIT	$527,228	12.8%	$510,673	12.7%

Net Income	$289,255		$292,497
After Tax Restructuring Charges - Total	29,094		17,422
After Tax Acquisition-related Charges - Total	2,083		—
Adjusted Net Income	$320,432		$309,919

Net Income per Common Share - diluted	$3.20		$3.10
Restructuring Charges - Total	0.32		0.18
Acquisition-related Charges - Total	0.02		—
Adjusted Net Income per Common Share - diluted	$3.54		$3.28

Reconciliation of Fiscal 2014 Annual Adjusted Diluted EPS Guidance
Diluted EPS Guidance			$3.68 - $3.83
Restructuring Charges			0.27 - 0.32
Adjusted Diluted EPS Guidance			$3.95 - $4.15